NATIONS FUNDS TRUST
Nations Short-Intermediate Government Fund
Nations Government Securities Fund
Nations Strategic Income Fund
Nations Intermediate Municipal Bond Fund
Nations California Municipal Bond Fund
Nations Florida Municipal Bond Fund
Nations Kansas Municipal Income Fund
Nations Tennessee Intermediate Municipal Bond Fund
(the “Funds”)

Supplement dated June 24, 2005
to Prospectuses dated August 1, 2004

     The prospectuses for all share classes of the Funds are hereby supplemented by adding the following sentence at the end of the first paragraph of the section entitled “An overview of the Funds”:

On or about April 29, 2005, the Funds were closed to current or prospective investors with certain exceptions. Effective June 30, 2005, the Funds will be re-opened and all current and prospective investors will be able to purchase Fund shares when the Funds open on that day and going forward. Shareholders of the Funds have been previously notified that, if approved by shareholders, the Funds are expected to reorganize into acquiring funds at the end of September and any prospective investors should consider any costs related to those proposed reorganizations before determining to purchase shares of the Funds. About a week prior to the reorganizations the Funds will be closed to current or prospective investors with no exceptions.